Exhibit 10.19

THIRD AMENDMENT
This Third Amendment (the "Amendment") is made and entered into as of the 7th day of October, 2013 by and between S & C DEVELOPMENT COMPANY, LLC ("Landlord”), and SCP DISTRIBUTORS LLC ("Tenant").
WITNESSETH

A.
WHEREAS, Landlord and Tenant are parties to that certain lease dated January 16, 2002 for space currently containing approximately 8,604 square feet (the “Premises”) and the address of which is 68399 James Street, Suite C, Mandeville, Louisiana 70471, which lease has been previously amended by Lease Amendment No. One dated February 11, 2002 and by the Second Amendment dated January 16, 2007 (collectively, the “Lease”); and

B.	WHEREAS, Tenant and Landlord mutually desire that the Lease be amended on and subject to the terms and conditions hereinafter set forth;
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
I.    Extension. The Lease Term is hereby extended for a period of eleven (11) months and shall expire on November 30, 2014 ("Extended Expiration Date"), unless sooner terminated in accordance with the terms of the Lease. That portion of the Lease Term commencing the day immediately following the Prior Expiration Date ("Extension Date") and ending on the Extended Expiration Date shall be referred to herein as the "Extended Term".
II.    Monthly Rent. As of the Extension Date, the schedule of monthly installments of Base Rental payable with respect to the Premises during the Extended Term is the following:

A.	Eleven (11) equal installments of $4,925.79 each payable on or before the first day of each month during the period beginning January 1, 2014 and ending November 30, 2014.
Except as herein modified or amended, the provisions, conditions, and terms of the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.
WITNESSES:    /s/ Linda Niette                    LANDLORD:
S & C DEVELOPMENT COMPANY, LLC

By:    /s/ A. David Cook
Name:      A. David Cook
Title:     Owner
Date:     10/9/2013

WITNESSES:     /s/ Cindy Wicker            TENANT:
SCP DISTRIBUTORS LLC

By:    /s/ Stephen C. Nelson
Name:      Stephen C. Nelson
Title:      Vice President
Date:     10/7/2013